UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
Forward-Looking Statements:
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement.

     The Detroit Edison Company (“Detroit Edison”) and J.P. Morgan Trust Company, National Association, as successor trustee, entered into a supplemental indenture on April 6, 2005 in connection with the proposed exchange by Detroit Edison of $200,000,000 aggregate principal amount of 2005 Series A 4.80% Senior Notes due 2015 and $200,000,000 aggregate principal amount of 2005 Series B 5.45% Senior Notes due 2035 issued on February 7, 2005 for an equal principal amount of 2005 Series AR 4.80% Senior Notes due 2015 and 2005 Series BR 5.45% Senior Notes due 2035, respectively (collectively, the “Exchange Notes”). The Exchange Notes will be registered under the Securities Act of 1933.

     Interest will accrue on the 2005 Series AR notes and 2005 Series BR notes at 4.80% and 5.45% per annum, respectively. Interest on each series of Exchange Notes will be payable on February 15 and August 15 of each year, beginning August 15, 2005. Each series of Exchange Notes may be redeemed at Detroit Edison’s option, in whole or in part, at any time. The redemption price for each series will be equal to the greater of (i) 100% of the principal amount of the Exchange Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Exchange Notes being redeemed plus 15 basis points in the case of Series AR notes and 20 basis points in the case of Series BR notes plus, in each case, accrued and unpaid interest to the redemption date. The Exchange Notes will be secured by corresponding series of Detroit Edison’s general and refunding mortgage bonds 2005 Series AR and 2005 Series BR (collectively, the “Exchange Bonds”). The Exchange Bonds will be issued pursuant to a supplemental indenture between Detroit Edison and J.P. Morgan Trust Company, National Association, as successor trustee, executed on April 6, 2005.

     The Supplemental Indentures are incorporated by reference herein, and the description of each document above is qualified in its entirety by reference to the Supplemental Indentures.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

4.1	Sixteenth Supplemental Indenture, dated as of April 1, 2005, to the Collateral Trust Indenture, dated as of June 30, 1993, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for 2005 Series AR 4.80% Senior Notes due 2015 and 2005 Series BR 5.45% Senior Notes due 2035 (Exhibit 4.1 to Registration Statement on Form S-4 (File No. 333-123926)).

4.2	Supplemental Indenture, dated as of April 1, 2005, to the Mortgage and Deed of Trust, dated as of October 1, 1924, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for General and Refunding Mortgage Bonds 2005 Series AR and 2005 Series BR (Exhibit 4.3 to Registration Statement on Form S-4 (File No. 333-123926)).

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s and Detroit Edison’s 2004 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 8, 2005
DTE ENERGY COMPANY
(Registrant)

/s/ N.A. Khouri

N.A. Khouri
Vice President and Treasurer

THE DETROIT EDISON COMPANY
(Registrant)

/s/ N.A. Khouri

N.A. Khouri
Vice President and Treasurer